Exhibit 10.1

AMENDMENT
TO THE
MASTER LOAN AGREEMENT

THIS AMENDMENT is entered into as of October 14, 2010, between CoBANK, ACB (“CoBank”) and SOUTH DAKOTA SOYBEAN PROCESSORS, LLC, Volga, South Dakota (the “Company”).

BACKGROUND

CoBank and the Company are parties to a Master Loan Agreement dated May 3, 2010 (such agreement, as previously amended, is hereinafter referred to as the “MLA”). CoBank and the Company now desire to amend the MLA. For that reason, and for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), CoBank and the Company agree as follows:

1.             Section 10(A) of the MLA is hereby amended and restated to read as follows:

SECTION 10. Financial Covenants. Unless otherwise agreed to in writing, while this agreement is in effect:

(A)        Working Capital. The Company and its consolidated Subsidiaries will have an excess of consolidated current assets over consolidated current liabilities (both as determined in accordance with GAAP consistently applied) of not less than: (1) $7,500,000.00 at the end of each fiscal year of the Company~ and (2) $6,000,000.00 at the end of each other period for which financial statements are required to be furnished pursuant to Section 8(H) hereof up to and including November 30, 2010 and $7,000.000.00 beginning January 31. 2011 and at the end of such period thereafter, except that in determining consolidated current assets, any amount available under the Revolving Term Loan Supplement (less the amount that would be considered a current liability under (3AAP if fully advanced) hereto may be included. Furthermore, also in determining consolidated current assets over consolidated current liabilities, any “Unspent Construction Designated Funds’ (as defined in the Compliance Certificates), shall be deducted.

2.             Except as set forth in this amendment, the MLA, including all amendments thereto, shall continue in full force and effect as written.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB		SOUTH DAKOTA SOYBEAN PROCESSORS,
LLC

By:	/s/ Irene Matlin	By:	/s/ Rodney Christianson

Title:	Assistant Corporate Secretary	Title:	CEO

COMPLIANCE CERTIFICATE
South Dakota Soybean Processors, LLC (18462590)
CoBank, ACB
ATTN: ClServices
P.O. Box 5110
Denver, Colorado 80217

or

CoBank, ACB
ATTN: CIServices
5500 South Quebec Street
Greenwood Village, Colorado 80111

The following is based on the reporting period ending (date):                                                                                                                                                           ______________

Working Capital Calculation
A.      Consolidated Current Assets                                                                                     $________________
B.      Minus: Consolidated Current Liabilities                                                                   <________________>
C.      Add: Unadvanced Term Revolver*                                                                           $________________

*Less any amount considered a current liability per GAAP and not included in “B” above”

D.      Equals: Adjusted Consolidated Working Capital per GAAP                                $________________

E.      Minus: Unspent Construction Designated Funds**                                             <________________>

**Unspent Construction Designated Funds Calculation
1)      Deodorizer Project Budget (as approved by CoBank)                             $ 8,200,000.00
2)      Minus: Amount Spent/Capitalized in date                                             <$___________>
3)      Equals: Unspent Construction Designated Funds                                    $___________

F.      Working Capital for Covenant Reporting***                                                        $_______

***Requirement is >$7.5 million for fiscal year end and >$6 million for interim monthly statements stepping up to $7 million for interim monthly statements beginning January 31, 2011

I have reviewed the above calculations and the certified consolidated interim financial statement(s) dated as of ______________________ and, based upon this review, hereby certify that to the best of my knowledge the above calculations are accurate and complete for the period reflected.

South Dakota Soybean Processors. LLC
Volga, South Dakota

By:
Name:
Title:
Date: